Exhibit 99.1

EARNINGS RELEASE
By:	Expeditors International of Washington, Inc.
1015 Third Avenue, Suite 1200
Seattle, Washington 98104

	CONTACTS:	R. Jordan Gates	Bradley S. Powell
		President and Chief Operating Officer	Chief Financial Officer
		(206) 674-3427	(206) 674-3412

FOR IMMEDIATE RELEASE

EXPEDITORS REPORTS THIRD QUARTER 2010 EPS of $.44 PER SHARE 1

SEATTLE, WASHINGTON – November 2, 2010, Expeditors International of Washington, Inc. (NASDAQ:EXPD) today announced quarterly net earnings attributable to shareholders of $96,105,000 for the third quarter of 2010, as compared with $57,752,000 for the same quarter of 2009, an increase of 66%. Net revenues for the third quarter of 2010 increased 32% to $458,743,000 as compared with $346,512,000 reported for the third quarter of 2009. Total revenues and operating income were $1,667,559,000 and $159,621,000 in 2010, as compared with $1,037,327,000 and $96,246,000 for the same quarter of 2009, increases of 61% and 66%, respectively. Diluted net earnings attributable to shareholders per share for the third quarter of 2010 were $.44, as compared with $.27 for the same quarter in 2009, an increase of 63%.

For the nine months ended September 30, 2010, net earnings attributable to shareholders was $247,670,000 as compared with $171,082,000 in 2009, an increase of 45%. Net revenues for the nine months increased to $1,239,424,000 from $1,013,074,000 for 2009, up 22%. Total revenues and operating income for the nine months were $4,385,438,000 and $398,658,000 in 2010, as compared with $2,845,372,000 and $274,647,000 for the same period in 2009, increases of 54% and 45%, respectively. Diluted net earnings attributable to shareholders per share for the first three quarters of 2010 were $1.14, as compared with $.79 for the same period of 2009, an increase of 44%.

“Sometimes even the word ‘Wow!’ would be a classical understatement. After last year, we had hoped 2010 would be a stronger year, but having operating income be up 66% and 18% over the 2009 and 2008 third quarters, respectively, is way beyond anything we would have dared to predict 12 months ago,” said Peter J. Rose, Chairman and Chief Executive Officer. “It is particularly reassuring when market share gains made when volumes were down, actually show up en masse, when the market turns. To paraphrase an old adage, ‘You can tell a Company by who their employees, customers and service providers are.’…and we certainly are fortunate to have a great cadre of all three. We continue to be very grateful to them all. At the end of the day, this business is about people. We think these results illustrate why we are so confident that we have the very best,” Rose continued.

“The thing we’ve been most impressed with internally is how productivity measures and efficiency gains have helped us absorb these large increases in business volumes. Operating income as a percentage of net revenue was at a record high for us this quarter,” Rose commented. “We couldn’t be more proud of the ingenuity and the commitment to operational excellence and customer service that was shown by our people. This is something we feel is truly significant to who we are and what we try to accomplish. As we move forward, we will continue to focus on the basics that we’ve always relied on to keep us grounded, even through the tough times: flawless customer service, effective sales, seamless execution and comprehensive compliance. Those are our objectives, and this year, so far at least, we seem to be doing just fine,” Rose concluded.

Expeditors is a global logistics company headquartered in Seattle, Washington. The company employs trained professionals in 183 full-service offices, 65 satellite locations and 2 international service centers located on six continents linked into a seamless worldwide network through an integrated information management system. Services include air and ocean freight forwarding, vendor consolidation, customs clearance, marine insurance, distribution and other value added international logistics services.

[1]	Diluted earnings attributable to shareholders per share.

NOTE: See Disclaimer on Forward-Looking Statements on the following page of this release.

Expeditors International of Washington, Inc.

Third Quarter 2010 Earnings Release

November 2, 2010

Expeditors International of Washington, Inc.

Financial Highlights

Three months and Nine months ended

September 30, 2010 and 2009

(Unaudited)

(in 000’s except share data)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2010	2009	% Increase	2010	2009	% Increase
Revenues	$1,667,559	$1,037,327	61%	$4,385,438	$2,845,372	54%
Net revenues	$458,743	$346,512	32%	$1,239,424	$1,013,074	22%
Operating income	$159,621	$96,246	66%	$398,658	$274,647	45%
Net earnings attributable to shareholders	$96,105	$57,752	66%	$247,670	$171,082	45%
Diluted earnings attributable to shareholders	$.44	$.27	63%	$1.14	$.79	44%
Basic earnings attributable to shareholders	$.45	$.27	67%	$1.17	$.81	44%
Weighted average diluted shares outstanding	216,342,380	216,684,079		216,497,838	216,582,370
Weighted average basic shares outstanding	212,392,286	212,241,480		212,306,521	212,153,404

Percentage increases in same store net revenue and operating income were approximately the same as amounts reported above.

During the third quarter of 2010, the Company did not open or close any offices.

Investors may submit written questions via e-mail to: investor@expeditors.com

Or by fax to: (206) 674-3459

Questions received by the end of business on November 5, 2010 will be considered in management’s 8-K “Responses to Selected Questions” expected to be filed on or about November 29, 2010.

Disclaimer on Forward-Looking Statements:

Certain portions of this release contain forward-looking statements which are based on certain assumptions and expectations of future events that are subject to risks and uncertainties, including comments on economic trends, improving business climate, positive trends in business volumes, ability to improve productivity and acquire market share. Actual future results and trends may differ materially from historical results or those projected in any forward-looking statements depending on a variety of factors including, but not limited to, our ability to maintain consistent and stable operating results, future success of our business model, ability to perpetuate profits, changes in customer demand for Expeditors’ services caused by a general economic slow-down, customers’ inventory build-up, decreased consumer confidence, volatility in equity markets, energy prices, political changes, regulatory changes or the unpredictable acts of competitors and other risks, risk factors and uncertainties detailed in our Annual and Quarterly Reports filed with the Securities and Exchange Commission.

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.

AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(In thousands, except share data)

(Unaudited)

	September 30, 2010	December 31, 2009
Assets
Current assets:
Cash and cash equivalents	$1,057,226	$925,929
Short-term investments	601	655
Accounts receivable, net	1,082,733	810,369
Deferred Federal and state income taxes	8,325	8,338
Other current assets	34,760	42,539

Total current assets	2,183,645	1,787,830

Property and equipment, net	493,046	495,701
Goodwill, net	7,927	7,927
Other intangibles, net	3,965	4,938
Other assets, net	27,600	27,326

	$2,716,183	$2,323,722

Liabilities and Equity
Current liabilities:
Accounts payable	700,585	546,675
Accrued expenses, primarily salaries and related costs	188,919	145,545
Federal, state and foreign income taxes	31,761	16,166

Total current liabilities	921,265	708,386

Deferred Federal and state income taxes	58,800	53,989

Commitments and contingencies

Shareholders’ equity:
Preferred stock; none issued	—	—
Common stock, par value $.01 per share; issued and outstanding 212,090,154 shares at September 30, 2010 and 212,025,494 shares at December 31, 2009	2,121	2,120
Additional paid-in capital	5,823	18,265
Retained earnings	1,715,876	1,532,018
Accumulated other comprehensive income	4,802	604

Total shareholders’ equity	1,728,622	1,553,007

Noncontrolling interest	7,496	8,340

Total equity	1,736,118	1,561,347

	$2,716,183	$2,323,722

2-November-2010	Expeditors International of Washington, Inc.	Page 3 of 6

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.

AND SUBSIDIARIES

Condensed Consolidated Statements of Earnings

(In thousands, except share data)

(Unaudited)

	Three months ended		Nine months ended
	September 30,		September 30,
	2010	2009	2010	2009
Revenues:
Airfreight services	$751,555	$457,405	$2,043,819	$1,203,220
Ocean freight and ocean services	599,280	331,454	1,474,137	949,380
Customs brokerage and other services	316,724	248,468	867,482	692,772

Total revenues	1,667,559	1,037,327	4,385,438	2,845,372

Operating expenses:
Airfreight consolidation	578,924	340,746	1,577,289	848,131
Ocean freight consolidation	488,808	247,733	1,190,627	704,850
Customs brokerage and other services	141,084	102,336	378,098	279,317
Salaries and related costs	235,357	194,743	656,310	571,517
Rent and occupancy costs	19,295	18,183	57,221	54,861
Depreciation and amortization	9,085	9,923	27,590	30,125
Selling and promotion	7,877	6,541	22,462	18,310
Other	27,508	20,876	77,183	63,614

Total operating expenses	1,507,938	941,081	3,986,780	2,570,725

Operating income	159,621	96,246	398,658	274,647

Interest income	1,679	2,214	4,938	8,253
Interest expense	(140)	(325)	(378)	(404)
Other, net	(1,666)	1,192	9,231	7,826

Other income, net	(127)	3,081	13,791	15,675

Earnings before income taxes	159,494	99,327	412,449	290,322

Income tax expense	63,456	41,763	164,692	119,575

Net earnings	96,038	57,564	247,757	170,747

Less: net earnings attributable to noncontrolling interest	(67)	(188)	87	(335)

Net earnings attributable to shareholders	$96,105	$57,752	$247,670	$171,082

Diluted earnings attributable to shareholders per share	$0.44	$0.27	$1.14	$0.79

Basic earnings attributable to shareholders per share	$0.45	$0.27	$1.17	$0.81

Dividends declared and paid per common share	$—	$—	$0.20	$0.19

Weighted average diluted shares outstanding	216,342,380	216,684,079	216,497,838	216,582,370

Weighted average basic shares outstanding	212,392,286	212,241,480	212,306,521	212,153,404

2-November-2010	Expeditors International of Washington, Inc.	Page 4 of 6

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.

AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Three months ended		Nine months ended
	September 30,		September 30,
	2010	2009	2010	2009
Operating Activities:
Net earnings	$96,038	$57,564	$247,757	$170,747
Adjustments to reconcile net earnings to net cash provided by operating activities:
Provision for losses on accounts receivable	1,284	(778)	3,109	791
Deferred income tax (benefit) expense	(565)	(6,701)	2,521	(12,945)
Excess tax benefits from stock plans	(3,470)	(246)	(11,589)	(5,381)
Stock compensation expense	10,846	10,794	33,047	29,065
Depreciation and amortization	9,085	9,923	27,590	30,125
Gain (loss) on sale of assets	(57)	8	(461)	(2)
Other	387	365	1,232	1,092
Changes in operating assets and liabilities:
(Increase) decrease in accounts receivable	(34,203)	(94,025)	(266,770)	120,318
Increase in other current assets	(4,095)	(803)	(2,959)	(2,126)
Increase (decrease) in accounts payable and accrued expenses	25,330	71,711	190,440	(28,788)
Increase (decrease) in income taxes payable, net	12,438	(5,350)	36,770	(3,066)

Net cash provided by operating activities	113,018	42,462	260,687	299,830

Investing Activities:
Decrease in short-term investments	137	17	107	48
Purchase of property and equipment	(10,953)	(9,514)	(26,653)	(25,336)
Proceeds from sale of property and equipment	98	48	268	125
Prepayment on long-term land lease	—	(1,898)	—	(9,242)
Other	1,208	438	313	(1,153)

Net cash used in investing activities	(9,510)	(10,909)	(25,965)	(35,558)

Financing Activities:
Proceeds from issuance of common stock	37,718	25,107	60,958	42,511
Repurchases of common stock	(67,782)	(34,103)	(139,450)	(77,075)
Excess tax benefits from stock plans	3,470	246	11,589	5,381
Dividends paid	—	—	(42,397)	(40,276)
Distributions to noncontrolling interest	(963)	(1,009)	(963)	(1,009)
Purchase of noncontrolling interest	—	—	—	(2,122)

Net cash used in financing activities	(27,557)	(9,759)	(110,263)	(72,590)

Effect of exchange rate changes on cash and cash equivalents	20,975	9,493	6,838	14,559

Increase in cash and cash equivalents	96,926	31,287	131,297	206,241

Cash and cash equivalents at beginning of period	960,300	915,982	925,929	741,028

Cash and cash equivalents at end of period	$1,057,226	$947,269	$1,057,226	$947,269

Interest and taxes paid:
Interest	$140	317	$379	397
Income taxes	52,407	46,607	129,249	121,717

2-November-2010	Expeditors International of Washington, Inc.	Page 5 of 6

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC. AND SUBSIDIARIES

Business Segment Information

(In thousands)

(Unaudited)

	United States	Other North America	Latin America	Asia	Europe and Africa	Middle East and India	Austral- asia	Elimi- nations	Consoli- dated
Three months ended September 30, 2010
Revenues from unaffiliated customers	$361,120	43,380	20,400	947,751	190,350	83,451	21,107		1,667,559
Transfers between geographic areas	28,571	3,567	4,190	6,118	11,045	4,448	2,475	(60,414)	—

Total revenues	$389,691	46,947	24,590	953,869	201,395	87,899	23,582	(60,414)	1,667,559

Net revenues	$179,290	20,911	13,181	140,715	68,158	23,962	12,526		458,743
Operating income	$61,735	6,846	3,837	60,299	17,128	6,029	3,747		159,621
Identifiable assets	$1,437,318	78,347	48,887	532,736	433,020	139,478	41,328	5,069	2,716,183
Capital expenditures	$5,297	92	354	1,502	2,963	394	351		10,953
Depreciation and amortization	$4,882	316	223	1,708	1,184	609	163		9,085
Equity	$1,121,817	40,708	23,974	318,005	155,428	80,774	28,205	(32,793)	1,736,118

Three months ended September 30, 2009
Revenues from unaffiliated customers	$246,066	32,214	16,552	516,897	147,354	60,269	17,975		1,037,327
Transfers between geographic areas	18,293	1,716	3,461	4,227	6,487	3,738	2,595	(40,517)	—

Total revenues	$264,359	33,930	20,013	521,124	153,841	64,007	20,570	(40,517)	1,037,327

Net revenues	$139,232	16,667	10,960	89,490	57,857	20,771	11,535		346,512
Operating income	$37,502	4,090	2,611	33,303	9,650	5,424	3,666		96,246
Identifiable assets	$1,135,327	73,500	37,216	435,584	376,050	121,079	35,518	2,613	2,216,887
Capital expenditures	$7,656	186	171	248	506	588	159		9,514
Depreciation and amortization	$5,048	358	245	1,868	1,593	646	165		9,923
Equity	$964,177	44,455	14,982	290,779	137,278	70,531	22,487	(24,734)	1,519,955

Nine months ended September 30, 2010
Revenues from unaffiliated customers	$979,675	120,667	55,317	2,422,208	525,064	222,599	59,908		4,385,438
Transfers between geographic areas	72,743	7,722	12,082	16,468	29,407	11,918	7,393	(157,733)	—

Total revenues	$1,052,418	128,389	67,399	2,438,676	554,471	234,517	67,301	(157,733)	4,385,438

Net revenues	$489,231	56,757	37,428	361,512	192,135	66,195	36,166		1,239,424
Operating income	$152,425	16,317	11,155	148,652	43,870	15,953	10,286		398,658
Identifiable assets	$1,437,318	78,347	48,887	532,736	433,020	139,478	41,328	5,069	2,716,183
Capital expenditures	$13,137	417	988	3,513	6,415	1,729	454		26,653
Depreciation and amortization	$14,753	1,023	639	5,112	3,721	1,828	514		27,590
Equity	$1,121,817	40,708	23,974	318,005	155,428	80,774	28,205	(32,793)	1,736,118

Nine months ended September 30, 2009
Revenues from unaffiliated customers	$704,962	91,482	47,486	1,373,093	415,479	167,848	45,022		2,845,372
Transfers between geographic areas	54,847	5,340	9,972	11,863	19,086	11,005	7,448	(119,561)	—

Total revenues	$759,809	96,822	57,458	1,384,956	434,565	178,853	52,470	(119,561)	2,845,372

Net revenues	$399,614	47,718	32,645	275,680	165,623	61,229	30,565		1,013,074
Operating income	$95,483	11,512	8,691	107,424	26,417	15,362	9,758		274,647
Identifiable assets	$1,135,327	73,500	37,216	435,584	376,050	121,079	35,518	2,613	2,216,887
Capital expenditures	$19,268	477	582	1,259	1,847	1,486	417		25,336
Depreciation and amortization	$15,828	1,031	729	5,714	4,490	1,860	473		30,125
Equity	$964,177	44,455	14,982	290,779	137,278	70,531	22,487	(24,734)	1,519,955

2-November-2010	Expeditors International of Washington, Inc.	Page 6 of 6